                                                                   Exhibit 99.33

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                    TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                LOANS WITHOUT MI

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
Principal Balance               $576,791,208
Aggregate Original Principal
Balance                         $577,566,237
Number of Mortgage Loans        2,944

                                MINIMUM   MAXIMUM    AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $60,000   $765,000     $196,184
Outstanding Principal Balance   $59,589   $760,179     $195,921

                                  MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------   -------   --------------------
Original Term (mos)                  180       360              359
Stated Remaining Term (mos) (3)      174       357              355
Loan Age (mos) (3)                     3         9                4
Current Interest Rate              4.990%   11.600%           7.201%
Initial Interest Rate Cap          2.000%    2.000%           2.000%
Periodic Rate Cap                  1.000%    1.000%           1.000%
Gross Margin                       1.500%    7.125%           5.819%
Maximum Mortgage Rate             10.990%   16.100%          13.125%
Minimum Mortgage Rate              4.990%   10.100%           7.125%
Months to Roll (3)                    15        33               23
Original Loan-to-Value             26.09%   100.00%           83.96%
Credit Score (4)                     501       806              646

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   03/01/2020   06/01/2035

                      PERCENT OF                                PERCENT OF
LIEN POSITION       MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
-------------       -------------   -----------------------   -------------
1st Lien               100.00%      2004                           0.14%
                                    2005                          99.86%

OCCUPANCY                           LOAN PURPOSE
Primary                 95.05%      Purchase                      51.70%
Second Home              0.55%      Refinance - Rate Term          4.52%
Investment               4.40%      Refinance - Cashout           43.78%

LOAN TYPE                           PROPERTY TYPE
Fixed Rate              11.69%      Single Family Residence       71.94%
ARM                     88.31%      Single Family Attached         0.10%
                                    Condo                          6.93%
                                    2-4 Family                     8.67%
AMORTIZATION TYPE                   PUD                            0.43%
Fully Amortizing        36.51%      Deminimus PUD                  9.89%
Interest-Only           63.49%      Manufactured Housing           2.04%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  As of the Cut-Off Date

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                   21      $  7,034,304      1.22%      5.34%     679      $334,967    73.83%       91.64%     100.00%
5.501% to 6.000%                157        45,114,164      7.82      5.822      670       287,351    77.39        81.16       94.26
6.001% to 6.500%                331        88,487,012     15.34      6.317      670       267,332    80.04        50.99       86.47
6.501% to 7.000%                542       126,241,114     21.89        6.8      658       232,917    81.26        37.02       79.65
7.001% to 7.500%                563       108,942,729     18.89      7.295      645       193,504    84.13        33.61       64.48
7.501% to 8.000%                613       106,293,058     18.43      7.783      629       173,398     87.8         27.7       45.02
8.001% to 8.500%                371        53,248,043      9.23       8.27      618       143,526    89.44        31.11       30.73
8.501% to 9.000%                219        27,734,978      4.81      8.744      614       126,644    92.42        31.05       14.07
9.001% to 9.500%                 72         7,966,850      1.38      9.253      599       110,651     91.6        38.86       10.13
9.501% to 10.000%                38         4,050,569       0.7      9.753      595       106,594    91.82        38.96        9.94
10.001% to 10.500%               11         1,087,253      0.19     10.237      595        98,841    90.76        26.61           0
10.501% to 11.000%                5           416,758      0.07     10.713      604        83,352    90.78        31.14           0
11.501% to 12.000%                1           174,378      0.03       11.6      555       174,378       90            0           0
                              -----      ------------    ------     ------      ---      --------    -----        -----       -----
TOTAL:                        2,944      $576,791,208    100.00%      7.20%     646      $195,921    83.96%       40.09%      63.49%
                              -----      ------------    ------     ------      ---      --------    -----        -----       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 11.600% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.201% per annum.

MORTGAGE RATES-ARM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
-ARM                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                   19      $  6,179,804      1.21%     5.34%      676      $325,253    76.21%       90.49%     100.00%
5.501% to 6.000%                147        41,896,157      8.23     5.817       670       285,008    78.32        79.71       94.41
6.001% to 6.500%                308        82,169,516     16.13      6.32       669       266,784    79.97        49.8        88.74
6.501% to 7.000%                488       116,268,680     22.83     6.801       658       238,255    81.17        33.97       82.35
7.001% to 7.500%                504       100,895,693     19.81     7.292       646       200,190       84        30.06       67.45
7.501% to 8.000%                532        95,227,706      18.7     7.785       630       178,999    88.18        23.04       47.16
8.001% to 8.500%                277        42,995,610      8.44     8.267       621       155,219    89.93        25.06       32.89
8.501% to 9.000%                135        18,984,619      3.73     8.726       619       140,627    92.93        19.52       19.81
9.001% to 9.500%                 34         3,974,171      0.78     9.239       611       116,887    91.95        18.43       17.68
9.501% to 10.000%                 6           690,642      0.14     9.662       646       115,107    91.27            0       58.29
10.001% to 10.500%                1            91,988      0.02      10.1       612        91,988       95            0           0
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,451      $509,374,585    100.00%     7.13%      648      $207,823    83.83%       36.69%      68.00%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 10.100% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.125% per annum.

MORTGAGE RATES-FRM

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
-FRM                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  -----------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                   2       $   854,500      1.27%      5.32%     701      $427,250    56.63%      100.00%     100.00%
5.501% to 6.000%                10         3,218,007      4.77      5.883      667       321,801    65.36          100       92.36
6.001% to 6.500%                23         6,317,497      9.37      6.281      684       274,674    80.91        66.49       56.99
6.501% to 7.000%                54         9,972,434     14.79       6.79      657       184,675    82.34         72.6       48.19
7.001% to 7.500%                59         8,047,036     11.94      7.323      635       136,390    85.68        78.14       27.26
7.501% to 8.000%                81        11,065,352     16.41      7.772      616       136,609    84.57        67.74       26.59
8.001% to 8.500%                94        10,252,433     15.21       8.28      609       109,068    87.39        56.52       21.69
8.501% to 9.000%                84         8,750,359     12.98      8.784      603       104,171    91.31        56.06        1.62
9.001% to 9.500%                38         3,992,679      5.92      9.266      588       105,070    91.25        59.19        2.62
9.501% to 10.000%               32         3,359,926      4.98      9.772      585       104,998    91.93        46.97           0
10.001% to 10.500%              10           995,265      1.48     10.249      593        99,526    90.37        29.07           0
10.501% to 11.000%               5           416,758      0.62     10.713      604        83,352    90.78        31.14           0
11.501% to 12.000%               1           174,378      0.26       11.6      555       174,378       90            0           0
                               ---       -----------    ------     ------      ---      --------    -----       ------      ------
TOTAL:                         493       $67,416,623    100.00%      7.77%     628      $136,748    84.96%       65.80%      29.43%
                               ===       ===========    ======     ======      ===      ========    =====       ======      ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 11.600% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.774% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF REMAINING                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MONTHS TO STATED            NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
MATURITY                 MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
169 to 180                       13      $  1,502,068      0.26%     7.96%      639      $115,544    90.13%       52.95%      26.06%
229 to 240                       12         1,431,329      0.25     7.516       639       119,277    84.27        40.08       45.1
349 to 360                    2,919       573,857,811     99.49     7.198       646       196,594    83.95        40.06       63.63
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,944      $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL           NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
MORTGAGE LOAN P          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
$50,001 to $100,000             743      $ 58,672,108     10.17%     8.01%      604      $ 78,966    89.40%       71.05%       8.55%
$100,001 to $150,000            630        78,806,905     13.66     7.567       632       125,090    85.82        49.16       46.44
$150,001 to $200,000            497        86,003,934     14.91     7.278       645       173,046    83.95        41.21       64.72
$200,001 to $250,000            301        67,820,202     11.76     7.113       648       225,316    82.05        35.05        73.8
$250,001 to $300,000            233        63,862,575     11.07     7.154       651       274,088    83.16        27.72        69.4
$300,001 to $350,000            175        56,999,745      9.88     6.911       664       325,713    81.47        30.81       84.47
$350,001 to $400,000            141        52,744,886      9.14     6.907       666       374,077    83.22        24.42       79.45
$400,001 to $450,000             88        37,094,813      6.43     6.888       666       421,532    82.71        33.01       83.08
$450,001 to $500,000             50        23,595,203      4.09     6.913       662       471,904    81.79        22.11       79.94
$500,001 to $550,000             26        13,601,752      2.36      6.92       647       523,144    84.14        34.24       76.71
$550,001 to $600,000             23        13,257,423       2.3     6.661       635       576,410     83.8        52.59        70.2
$600,001 to $650,000             25        15,628,013      2.71     6.724       645       625,121    85.71           64       59.85
$650,001 to $700,000              3         2,042,750      0.35      6.72       667       680,917    84.97         32.8         100
$700,001 to $750,000              8         5,900,720      1.02     6.513       668       737,590    78.21        49.77       62.58
$750,001 to $800,000              1           760,179      0.13       6.9       530       760,179       85          100           0
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,944      $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $59,589 to approximately $760,179 and the average outstanding principal balance of the Mortgage Loans was approximately $195,921.

PRODUCT TYPES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
PRODUCT TYPES            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
15 to 19 Year Fixed
   Loans                         12      $  1,236,068      0.21%     7.91%      640      $103,006    89.79%       64.35%      10.15%
20 to 24 Year Fixed
   Loans                         10           951,329      0.16     7.903       620        95,133    89.11        43.49       17.41
30 Year Fixed Loans             471        65,229,226     11.31     7.769       628       138,491    84.81        66.15       29.97
2/28 LIBOR ARM                1,831       382,085,149     66.24      7.08       649       208,676    83.49        35.66          70
3/27 LIBOR ARM                  620       127,289,436     22.07     7.262       647       205,306    84.86        39.77       61.98
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,944      $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

ADJUSTMENT TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT TYPE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fixed Rate                      493      $ 67,416,623     11.69%     7.77%      628      $136,748    84.96%       65.80%      29.43%
ARM                           2,451       509,374,585     88.31     7.125       648       207,823    83.83        36.69          68
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,944      $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

AMORTIZATION TYPE

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
AMORTIZATION TYPE       MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fully Amortizing             1,466      $210,585,827     36.51%     7.78%      607      $143,647    91.29%       49.58%       0.00%
24 Month Interest-Only       1,071       266,282,309     46.17     6.857       667       248,630    80.05        31.05         100
36 Month Interest-Only         330        80,084,736     13.88     6.912       671       242,681    80.62        38.33         100
60 Month Interest-Only          77        19,838,337      3.44     6.883       672       257,641    72.21        67.78         100
                             -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                       2,944      $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                             =====      ============    ======     =====       ===      ========    =====        =====       =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
STATE DISTRIBUTIONS         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OF MORTGAGED PROPERTIES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Alabama                          48      $  4,870,806      0.84%     8.08%      600      $101,475    90.74%       68.57%      10.62%
Alaska                            2           883,745      0.15     6.447       638       441,872    83.27          100       58.84
Arizona                         142        22,291,822      3.86     7.074       664       156,985     83.8         45.2        69.5
Arkansas                          7           787,401      0.14     7.979       609       112,486    88.48        52.13       14.63
California                      608       197,673,359     34.27     6.724       663       325,121    80.46        30.54       87.98
Colorado                         84        15,433,707      2.68     7.088       644       183,735    85.04        37.77       71.15
Connecticut                       9         2,160,842      0.37     7.435       635       240,094    83.47        21.61       64.91
Delaware                          4           656,617      0.11     6.839       627       164,154    85.86          100       49.65
Florida                         285        51,691,649      8.96     7.248       655       181,374    83.29        39.55       73.66
Georgia                          52         7,850,371      1.36     7.382       638       150,969    85.11        49.97        61.4
Hawaii                           12         4,755,572      0.82     6.804       664       396,298    74.41        78.82       94.62
Idaho                             3           317,278      0.06     6.916       634       105,759    86.17          100           0
Illinois                        186        32,170,170      5.58     7.777       632       172,958    87.28        24.74       45.52
Indiana                         104         8,895,807      1.54     7.771       605        85,537    90.48         75.7        4.91
Iowa                             41         4,162,594      0.72     8.137       587       101,527    90.96        76.48           2
Kansas                           10         1,245,160      0.22     8.388       592       124,516    90.75        81.98        5.22
Kentucky                         30         3,336,426      0.58     7.587       587       111,214    89.46         89.3        6.52
Louisiana                        59         6,574,452      1.14     8.097       606       111,431     89.5        47.05       16.42
Maine                             1           101,600      0.02     8.025       686       101,600       80            0         100
Maryland                         70        14,888,714      2.58     7.372       644       212,696    84.56        33.12       68.65
Massachusetts                    25         8,370,045      1.45      7.17       676       334,802    82.31        26.03         100
Michigan                        187        23,832,659      4.13     7.368       619       127,447    88.61        67.61       33.86
Minnesota                        76        14,020,154      2.43     7.327       649       184,476    84.85        26.74       70.48
Mississippi                      10         1,287,248      0.22       7.7       584       128,725    90.79          100           0
Missouri                         51         5,570,954      0.97     7.668       605       109,234    89.74        78.95       26.44
Montana                           1           125,580      0.02      7.05       641       125,580       90          100           0
Nebraska                          6           568,901       0.1     8.036       635        94,817    90.88        53.94       46.11
Nevada                           70        14,086,514      2.44     7.068       661       201,236    80.28        26.83       92.54
New Hampshire                     2           557,762       0.1     7.779       639       278,881     89.3            0       38.01
New Jersey                       55        15,188,517      2.63      7.66       643       276,155    87.82        28.46       42.87
New Mexico                        6           777,611      0.13     7.403       636       129,602    86.03        45.38       62.65
New York                        122        37,599,732      6.52     7.351       646       308,195     85.6        28.94       45.11
North Carolina                   43         5,041,066      0.87     7.511       632       117,234    88.21        68.66       45.82
North Dakota                      2           192,736      0.03     7.771       643        96,368    82.53        50.56       49.44
Ohio                             70         8,183,515      1.42     7.616       597       116,907    90.15        68.83           0
Oklahoma                         35         3,344,092      0.58     7.872       604        95,545    90.97        69.79        10.5
Oregon                           10         1,826,787      0.32     7.121       672       182,679    76.52        81.59       52.95
Pennsylvania                    125        15,887,959      2.75     7.699       595       127,104     87.8        63.86        9.78
Rhode Island                     15         3,097,853      0.54     7.142       642       206,524    80.46         35.8       72.41
South Carolina                   13         1,312,318      0.23     7.586       606       100,948    86.18         83.6       32.14
South Dakota                      1           102,364      0.02       8.8       603       102,364       95          100           0
Tennessee                        48         4,858,233      0.84     7.899       608       101,213    88.82        56.63       20.28
Texas                            77        10,074,036      1.75     8.067       636       130,832    87.08         42.6       44.24
Utah                             38         6,290,037      1.09     7.411       654       165,527    84.07        40.55       81.02
Vermont                           3           635,563      0.11     8.085       633       211,854    81.66        36.59       63.41
Washington                       44         7,351,070      1.27     7.061       650       167,070     84.1        66.27       49.02
Wisconsin                        49         5,554,046      0.96     8.002       600       113,348    89.07        54.91       17.12
Wyoming                           3           305,764      0.05     7.752       619       101,921    91.59           56           0
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,944      $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

(1) No more than approximately 0.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN-TO-VALUE RA   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
50.00% or less             23      $  5,193,889      0.90%     6.53%      670      $225,821    42.49%       62.20%     100.00%
50.01% to 55.00%           10         1,973,916      0.34     6.908       666       197,392    52.67        75.64         100
55.01% to 60.00%           11         2,985,618      0.52     6.574       649       271,420    58.65        68.11         100
60.01% to 65.00%           27         6,414,054      1.11     6.505       659       237,558    63.15        50.72         100
65.01% to 70.00%           40        10,428,779      1.81     6.609       649       260,719    68.18        58.29         100
70.01% to 75.00%           67        18,511,765      3.21     6.543       659       276,295    73.62        55.26         100
75.01% to 80.00%        1,115       272,414,672     47.23     6.801       672       244,318    79.86        33.14         100
80.01% to 85.00%          272        39,505,315      6.85     7.368       604       145,240    84.73        65.07       12.35
85.01% to 90.00%          700        91,607,350     15.88     7.773       596       130,868    89.76        61.42       10.86
90.01% to 95.00%          648       124,731,034     21.62     7.799       634       192,486    94.79        24.16       26.82
95.01% to 100.00%          31         3,024,816      0.52     8.532       644        97,575    99.92        83.86           0
                        -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                  2,944      $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                        =====      ============    ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 26.09% to 100.00%.

MORTGAGE INSURANCE COMPANY

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE INSURANCE     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
COMPANY             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
No Mortgage
   Insurance             2,944      $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                         -----      ------------    ------      ----       ---      --------    -----        -----       -----
TOTAL:                   2,944      $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                         =====      ============    ======     =====       ===      ========    =====        =====       =====

LOAN PURPOSE

                                         AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN PURPOSE           MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------           --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Purchase                    1,382      $298,219,177     51.70%     7.13%      663      $215,788    83.11%       27.66%      81.02%
Refinance - Cashout         1,391       252,525,634     43.78     7.294       628       181,543    84.91        53.37       43.71
Refinance - Rate Term         171        26,046,398      4.52     7.147       629       152,318    84.51        53.69       54.49
                            -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                      2,944      $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                            =====      ============    ======     =====       ===      ========    =====        =====       =====

PROPERTY TYPES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PROPERTY TYPE            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Single Family Residence      2,159       $414,965,842     71.94%     7.17%      643      $192,203     83.95%      40.70%      63.45%
Single Family Attached           3            558,398       0.1     7.581       624       186,133     77.23           0        77.9
Condo                          227         39,970,872      6.93     7.399       654       176,083     84.27       33.56       72.86
2-4 Family                     199         49,980,367      8.67     7.506       654       251,158     84.84       27.76       56.12
Manufactured Housing            93         11,793,833      2.04     7.165       650       126,815     85.52       88.47           0
Planned Unit
   Development                 263         59,521,896     10.32     7.053       655       226,319      82.9       41.39       76.14
                             -----       ------------    ------     -----       ---      --------     -----       -----       -----
TOTAL:                       2,944       $576,791,208    100.00%     7.20%      646      $195,921     83.96%      40.09%      63.49%
                             =====       ============    ======     =====       ===      ========     =====       =====       =====

DOCUMENTATION

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DOCUMENTATION            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Stated                       1,379       $309,207,484     53.61%      7.43%     658      $224,226    84.69%        0.00%      69.84%
Full                         1,387        231,247,404     40.09      6.944      631       166,725    83.17          100       54.85
Limited                        178         36,336,320       6.3      6.916      637       204,137    82.84            0       64.43
                             -----       ------------    ------       ----      ---      --------    -----        -----       -----
TOTAL:                       2,944       $576,791,208    100.00%      7.20%     646      $195,921    83.96%       40.09%      63.49%
                             =====       ============    ======      =====      ===      ========    =====        =====       =====

OCCUPANCY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------                --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Primary                      2,681       $548,251,947     95.05%      7.15%     647      $204,495    83.71%       39.78%      66.45%
Investment                     247         25,375,844       4.4      8.237      626       102,736    89.19        47.62           0
Second Home                     16          3,163,418      0.55      7.305      669       197,714    85.47        33.42       59.05
                             -----       ------------    ------      -----      ---      --------    -----        -----       -----
TOTAL:                       2,944       $576,791,208    100.00%      7.20%     646      $195,921    83.96%       40.09%      63.49%
                             =====       ============    ======      =====      ===      ========    =====        =====       =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
SUMMARY                  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3                               32       $  7,261,032      1.26%      7.22%     747      $226,907    82.28%      12.89%       94.16%
4                            2,688        536,120,701     92.95      7.177      646       199,450    83.59       39.58        66.83
5                              119         18,945,459      3.28      7.703      613       159,206    91.19       49.56         5.58
6                               56          6,936,840       1.2      7.444      616       123,872    89.61       50.74            0
7                               42          6,715,754      1.16      7.328      615       159,899    88.69       69.32            0
8                                5            637,052      0.11       8.04      602       127,410    87.78       74.75            0
9                                2            174,371      0.03      7.718      584        87,185       85       36.78            0
                             -----       ------------    ------      -----      ---      --------    -----       -----        -----
TOTAL:                       2,944       $576,791,208    100.00%      7.20%     646      $195,921    83.96%      40.09%       63.49%
                             =====       ============    ======      =====      ===      ========    =====       =====        =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PENALTY TERM             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------      --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
None                           741       $150,119,941     26.03%      7.53%     640      $202,591    85.79%       36.75%      53.94%
12 Months                      111         25,284,376      4.38      7.238      665       227,787    81.06        34.57       76.81
24 Months                      957        191,407,856     33.18      7.078      653       200,008    83.04        32.76       73.87
36 Months                    1,135        209,979,035      36.4      7.076      642       185,004    83.85        49.83       59.25
                             -----       ------------    ------      -----      ---      --------    -----        -----       -----
TOTAL:                       2,944       $576,791,208    100.00%      7.20%     646      $195,921    83.96%       40.09%      63.49%
                             =====      ============     ======      =====      ===      ========    =====        =====       =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF CREDIT SCORES   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
501 to 525                      59       $  7,224,703      1.25%      8.00%     516      $122,453    88.70%       86.30%       0.00%
526 to 550                     145         18,989,810      3.29      7.861      539       130,964    88.65         85.6           0
551 to 575                     199         23,940,788      4.15      7.903      561       120,305    88.95         72.7           0
576 to 600                     250         35,612,334      6.17      7.681      589       142,449    90.57        63.03           0
601 to 625                     505         92,646,861     16.06      7.519      617       183,459    87.87         35.1       38.58
626 to 650                     735        151,055,530     26.19      7.176      638       205,518    82.57        38.93       76.36
651 to 675                     459        103,905,555     18.01      7.023      661       226,374    81.52        35.14       83.42
676 to 700                     283         66,058,133     11.45      6.853      687       233,421    82.54        29.93       84.05
701 to 725                     154         36,176,594      6.27      6.786      710       234,913    80.92        25.22       89.55
726 to 750                      93         25,614,937      4.44      6.675      737       275,429       80        28.09       98.77
751 to 775                      41         10,755,786      1.86      6.746      762       262,336    79.64        34.27       97.68
776 to 800                      17          3,481,292       0.6      6.504      785       204,782    80.53        37.18       97.21
801 to 825                       4          1,328,887      0.23      6.774      803       332,222    74.85            0         100
                             -----       ------------    ------      -----      ---      --------    -----        -----       -----
TOTAL:                       2,944       $576,791,208    100.00%      7.20%     646      $195,921    83.96%       40.09%      63.49%
                             =====       ============    ======      =====      ===      ========    =====        =====       =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 646.

CREDIT GRADE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
CREDIT GRADE             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------             --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
1                            2,425       $479,698,705     83.17%     7.18%      650      $197,814    84.62%       34.70%      65.03%
2                              135         24,213,563       4.2      7.54       611       179,360     86.7        47.93       37.52
2A                              21          2,977,370      0.52      7.78       603       141,780    76.19        87.09       48.27
3                              155         25,815,208      4.48     7.387       601       166,550    85.99        65.28       29.77
3A                               8          1,309,351      0.23     7.594       638       163,669    66.53        61.47       73.91
4                               45          6,554,294      1.14     7.788       595       145,651    87.44         78.6           0
4A                              50          9,557,699      1.66      7.37       629       191,154     75.9        78.86       92.79
5A                              59         15,556,236       2.7     6.963       648       263,665    75.22        75.34        97.9
6                                2            338,885      0.06     6.826       607       169,442    82.46          100        66.1
6A                              29          6,375,658      1.11     7.135       666       219,850    69.18        73.11         100
7A                              10          2,728,374      0.47      6.24       692       272,837    60.17        88.07         100
8A                               5          1,665,864      0.29     6.193       757       333,173    60.44        68.14         100
                             -----       ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                       2,944       $576,791,208    100.00%     7.20%      646      $195,921    83.96%       40.09%      63.49%
                             =====       ============    ======     =====       ===      ========    =====        =====       =====

GROSS MARGINS

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF GROSS MARGINS   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
1.001% to 1.500%                 1       $    124,699      0.02%     6.50%      676      $124,699    59.90%      100.00%     100.00%
3.501% to 4.000%               193         38,036,380      7.47     7.628       644       197,080    86.18        24.01       58.83
4.001% to 4.500%                 5            806,739      0.16     7.606       626       161,348    81.51        39.51       62.09
4.501% to 5.000%                14          2,548,379       0.5     6.803       693       182,027    71.46        39.66       69.47
5.001% to 5.500%                68         17,974,179      3.53     6.909       650       264,326    73.85        75.33       98.18
5.501% to 6.000%             2,167        449,432,415     88.23     7.092       648       207,398    84.11        36.17       67.58
6.501% to 7.000%                 2            264,311      0.05     7.642       630       132,155    74.58        76.01       76.01
7.001% to 7.500%                 1            187,484      0.04      7.05       600       187,484       95            0           0
                             -----       ------------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                       2,451       $509,374,585    100.00%     7.13%      648      $207,823    83.83%       36.69%      68.00%
                             =====      ============     ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 1.500% per annum to 7.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.819% per annum.